                                  CLOSING SCHEDULES
                                        TO THE
                     AMENDED AND RESTATED LCI PURCHASE AGREEMENT
                           DATED AS OF SEPTEMBER 24, 1997,
                                      AS AMENDED

                                     SCHEDULE 3.5

               PROPOSED CAPITAL STRUCTURE IMMEDIATELY AFTER THE CLOSING


A.   VOTING INTERESTS

          PERSON              PERCENTAGE INTEREST

     Sommer Enterprises            47%

     Aladdin Enterprises           25%

     Purchaser                     25%

     GAI                            3%


     RESTRICTED MEMBERSHIP INTERESTS (UNVESTED)

          Goeglein                  2%

          McKennon                  1%

          Klerk                    .75%

          Rueda                    .75%

          Galati                   .25%

B.   RIGHTS OR CLAIMS TO MEMBERSHIPS, INTERESTS OR SHARES

     Various rights or legal or equitable claims to Memberships, Interests or Shares in Gaming Holdings arise under the following agreements and arrangements:

     (a) Under the Pledge Agreements dated as of the date of the Indenture, to be executed by Gaming Holdings in favor of the holders of the Notes.

     (b) Pledge and security agreements to be entered into pursuant to the Credit Agreement whereby all of Gaming Holdings' interests in Gaming is to be pledged to the Bank Lenders other than the Series A Preferred Interests.

     See also Schedules 3.15 and 4.3.

                                     SCHEDULE 3.6

                                PERMITTED ENCUMBRANCES

PERMITTED ENCUMBRANCES:  Shall mean:

          (i) Liens for impositions not yet due and payable or Liens which are being diligently contested in good faith by appropriate proceedings promptly instituted;

          (ii) Statutory Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens arising by operation of law, which are incurred in the ordinary course of business for sums which are being contested in good faith;

          (iii) All immaterial easements, rights-of-way, restrictions and other similar charges or non-monetary encumbrances against real property and other agreements which do not materially and adversely affect (A) the ability of Holdings or Gaming to pay any of its obligations to any Person as and when due,
(B)the marketability of title to the Land And Existing Improvements (C) the fair market value of the Land And Existing Improvements or (D) the use or operation of the Land And Existing Improvements;

          (iv) The leases, under lettings, concession agreements and licenses of the Land And Existing Improvements or any part thereof, entered into by Holdings or Gaming set forth below (collectively, the "LEASES"):

                 The JMJ Lease

          (v)    Those items set forth in the attached Title Report.

                                    SCHEDULE 3.11

                           ENVIRONMENTAL AND SOILS REPORTS


1. Phase 1 Environmental Site Assessment dated July 25, 1994, prepared by Western Technologies, Inc.

2. Asbestos Air Sampling Survey dated September 2, 1994, prepared by Converse Environmental Consultants Southwest, Inc.

3. Phase 1 Environmental Site Assessment dated October 23, 1996, prepared by Ninyo & Moore Geotechnical and Environmental Sciences Consultants.

4. Limited Soil and Groundwater Investigation dated March 25, 1997, prepared by Converse Environmental Consultants Southwest, Inc.

5. Phase 1 Environmental Site Assessment Update dated February 13, 1998, prepared by Ninyo & Moore Geotechnical and Environmental Sciences Consultants.

                                    SCHEDULE 3.13

                       HOLDINGS MATERIAL ASSETS AND LIABILITIES

ITEM (I):  ASSETS

1.   98.67% interest in the issued and outstanding interests in Sommer
     Enterprises.

2.   Title to the Land And Existing Developments.

3.   Rights under this Agreement.

4. Rights under Aladdin Hotel & Casino Agreement, by and between County of Clark, Holdings and Aladdin Management Corporation dated March 18, 1997.

5. Rights under an oral agreement with LVI in relation to the remediation of asbestos and environmentally hazardous substances.

6. Rights under a Letter Agreement by and between Holdings and Fluor Daniel, Inc. dated as of August 15, 1997 (and since modified by amendment on September 18, 1997, November 24, 1997, December 31, 1997 and January 21,
     1998).


ITEM (II):  LIABILITIES

1.   Obligations relating to the termination of the JMJ Lease (which survive).

2.   Obligations under this Agreement.

3. Obligations under Aladdin Hotel & Casino Agreement, by and between County of Clark, Holdings and Aladdin Management Corporation dated March 18, 1997.

4. Obligations under an oral agreement with LVI in relation to the remediation of asbestos and environmentally hazardous substances.

5. Obligations under a Letter Agreement by and between Holdings and Fluor Daniel, Inc. dated as of August 15, 1997 (and since modified by amendment on September 18, 1997, November 24, 1997, December 31, 1997 and January 21,
     1998).

                                    SCHEDULE 3.14

                                 FINANCIAL STATEMENTS


                                     See attached

                                    SCHEDULE 3.15

                                      LITIGATION

1.   ARONOW, ET AL. V. SOMMER, ET AL.,
     Index No. 112618/95 (New York Sup. Ct.)

          In May 1995 the above-referenced action was commenced in the Supreme Court of the State of New York, County of New York (the "Court"), against defendants Jack Sommer, individually and as Trustee Under Article Sixth u/w/o Sigmund Sommer (the "Trust"); Viola Sommer, individually and as Trustee of the Trust; Eugene Landsberg, as Trustee of the Trust; and GW Vegas, L.L.C. Plaintiffs allege, among other things, that a joint venture was formed between plaintiffs and Jack Sommer to acquire and develop the Aladdin Hotel and Casino in Las Vegas, Nevada. Plaintiffs' alleged causes of action include impressing a constructive trust, breach of a joint venture agreement, breach of fiduciary duty, misappropriation of an opportunity, unjust enrichment and an accounting. Plaintiffs seek, among other things, to impress a constructive trust, an accounting, compensatory damages of not less than $200 million and punitive damages not less than $500 million.

          Defendants moved to dismiss the complaint and, on May 20, 1996, the Court granted in part and denied in part said motion. Plaintiffs have since filed an Amended Complaint. Defendants have answered the Amended Complaint and Jack Sommer, individually, has asserted a counterclaim for fraudulent inducement. Subsequently, plaintiffs moved for partial summary judgment, to dismiss the affirmative defenses and the individual counterclaim of Jack Sommer, and for a preliminary injunction entitling them to advance notice of any transfer or encumbrance of defendants' interest in the Aladdin. On February 18, 1997, the Court denied all of plaintiffs' motions, except the Court dismissed two of defendants' affirmative defenses.

2.   SOMMER, ET AL. V. PMEC,
     Case No. 88 CIV. 2537 (DAB) (United States District Court; Southern District of New York)

          In 1988, the Trust and two related entities commenced an action in the Southern District of New York against certain entities owned and controlled by Bronfman family interests (the "Bronfman Defendants") alleging, among other things, that the Bronfman Defendants committed violations of Rule 10b-5 under the Securities Exchange Act of 1934, as amended, as well as multiple breaches of fiduciary duties as general partner of a partnership in which the Trust owns limited partnership interests. Relief requested includes an accounting, imposition of a constructive trust and damages in excess of $100 million.

          The Bronfman Defendants have asserted counterclaims against plaintiffs and certain Sommer family members individually alleging causes of action for breach of contract, fraud and various related torts. The Bronfman Defendants claim damages of $75 million.

                                    SCHEDULE 3.16

                               MATERIAL ADVERSE EFFECT


                                        None.

                                    SCHEDULE 3.17

                  LIABILITIES NOT REFLECTED ON FINANCIAL STATEMENTS

                                        None.

                                    SCHEDULE 4.1

                                    SUBSIDIARIES



     Aladdin Capital Corp.
     Gaming
     Aladdin Music Holdings, LLC

                                     SCHEDULE 4.2

                                  MATERIAL CONTRACTS


1. Letter Agreement dated December 23, 1996 between Westwood Capital, LLC ("WESTWOOD"), Trust Under Article Sixth u/w/o Sigmund Sommer ("TRUST"), Holdings and Gaming under which the obligations, agreements, liabilities and other commitments of the Trust pursuant to a Letter Agreement between Westwood and Trust dated May 31, 1996 were assigned, conveyed and otherwise transferred to Holdings, Gaming and other entities to be formed by the Trust and Holdings in connection with the Redevelopment, jointly and severally.

2. Letter Agreement dated September 11, 1996 between the Trust and HK Group, LLC ("HK GROUP") under which the Trust agreed that a $2 million success fee for the introduction of the Company to the Purchaser would, subject to the terms and conditions of such Letter Agreement, be paid by Gaming to HK Group.

3. Memorandum of Understanding and Letter of Intent dated September 2, 1997 between Holdings, Gaming and Planet Hollywood International, Inc. (as amended).

4. Energy Service Agreement dated January __, 1998 between Gaming and Northwind Aladdin, LLC, and other agreements set out in Section 2.1(f) of the Construction, Operation and Reciprocal Easement Agreement between Gaming, Bazaar and Aladdin Music, LLC, including the Development Agreement and the Unicom Guaranty.

5. $80 million Financing Facility Commitment Letter from General Electric Capital Corporation to Gaming dated January 23, 1998

6. Letter of Agreement dated on or about September 22, 1997 between MMG Worldwide and Aladdin Management Corp.

7. Credit Agreement among Gaming, Various Financial Institutions, The Bank of Nova Scotia, Merrill Lynch Capital Corporation and Canadian Imperial Bank of Commerce for $410 million dated February 26, 1998.

8. "Material Main Project Documents" and "Main Project Documents" as defined in section 1.1 of the Credit Agreement including: the Mall Project Ground Lease, the Music Project Ground Lease, the Construction, Operation and Reciprocal Easement Agreement, the Site Work Agreement, the Theater Lease, the Design/Build Contract, the Interior Design

     Contract, the Fluor Guaranty and the Project Coordination Agreement.

9. "Loan Documents" as defined in section 1.1 of the Credit Agreement including: the Notes the Letters of Credit, each Pledge Agreement, each Rate Protector Agreement, each Borrowing Request, the Security Agreement, the Keep-Well Agreement, the Completion Guaranty, the GECC Inter-creditor Agreement, the Trademark Security Agreement, the Copyright Security Agreement, the Patent Security Agreement, the Deed of Trust, the Disbursement Agreement, the Mall Project Completion Assignment, the Fee Letters, the Environmental Indemnity, the Assignment of Contracts, the Borrower Collateral Account Agreement, the Holiday Collateral Account Agreement and the Servicing and Collateral Account Agreement.

10. General Liability and other Insurance, including LCI Nevada, LCI and Bank Lenders as named insureds.

11. Salle Prive Agreement by and among Gaming, the Purchaser and LCI Parent dated February 26, 1998.

12. Contribution Agreement among the Trust, Holdings, Sommer Enterprises, LCI Parent and the Purchaser dated February 26, 1998.

13.  Construction Consultant Engagement Letter Agreement by and among Rider Hunt
     (NV),LLC, Gaming, The Bank of Nova Scotia and the State Street Bank and Trust Company dated January 28, 1998.

14. Operating Agreement of Gaming by and between Gaming and Gaming Holdings dated February 26, 1998.

15. The Bazaar Lease, the Second Hotel Lease, the Utility Parcel Lease and the Gaming Lease.

16. Promissory Note between JMJ, Inc. aba Aladdin Hotel & Casino and Community Bank of Nevada dated as of June 12, 1995.

17. Commercial Guaranty between JMJ, Inc. aba Aladdin Hotel & Casino, Community Bank of Nevada and the Trust dated as of June 12, 1995.

18. Bankers Master Lease Agreement between Bankers Leasing Association, Inc. and JMJ, Inc. dates June 16, 1996. (including Equipment Schedule)

19. Bankers Guaranty between Bankers Leasing Association, Inc., JMJ, Inc., the Trust and GW Vegas, LLC dated July 9, 1996.

                                     SCHEDULE 4.3

                                      EMPLOYEES

1.   Goeglein Employment and Consulting Agreement.

2.   GAI Consulting Agreement.

3. Employment Agreement effective as of July 1, 1997 between the Company, Holdings and James H. McKennon (as amended on February 26, 1998).

4. Employment Agreement effective as of July 1, 1997 between the Company, Holdings and Cornelius T. Klerk (as amended on February 26, 1998).

5. Employment Agreement effective as of July 1, 1997 between the Company, Holdings and Lee Galati (as amended on February 26, 1998).

6. Employment Agreement effective as of July 1, 1997 between the Company, Holdings and Jose A. Rueda (as amended on February 26, 1998).

7. GAI Contribution and Amendment Agreement dated as of February 26, 1998 between the Company, Gaming Holdings and GAI.

8. Goeglein Contribution and Amendment Agreement dated as of February 26, 1998 between the Company, Gaming Holdings and Goeglein.

9. McKennon Contribution and Amendment Agreement dated as of February 26, 1998 between the Company, Gaming Holdings and McKennon.

10. Klerk Contribution and Amendment Agreement dated as of February 26, 1998 between the Company, Gaming Holdings and Klerk.

11. Galati Contribution and Amendment Agreement dated as of February 26, 1998 between the Company, Gaming Holdings and Galati.

12. Rueda Contribution and Amendment Agreement dated as of February 26, 1998 between the Company, Gaming Holdings and Rueda.

                                     SCHEDULE 4.4

                            EMPLOYEE BENEFIT PLANS; ERISA

                                        None.

                                     SCHEDULE 4.5

                                    ALADDIN NAMES

1. Service Mark (Reg. No. 1,789,789), "Aladdin Hotel & Casino".Registered August 24, 1993 for Hotel and Restaurant Services.

2.   Service Mark (Reg. No. 1,781,854), "Aladdin".
     Registered June 13, 1993 for Casino and Casino Entertainment Services.

3.   Service Mark (Reg. No. 1,779,369) "Aladdin".
     Registered June 29, 1993 for Hotel and Restaurant Services.

4.   Service Mark (Reg. No. 1,781,855), "Aladdin".
     Registered July 13, 1993 for Casino and Casino Entertainment Services.

5. Other Aladdin Names which are not material and not presently subject to a registration or application.

                                     SCHEDULE 6.1

                       REDEVELOPMENT AGREEMENTS APPROVED BY LCI

In addition to, and including, those Material Contracts set out on schedule 4.2, the following agreements:

1.   Construction Contract with Fluor.

2. Commitment letter from Fleet National Bank to Aladdin Bazar, LLC for a loan of $194 million dated as of December 30, 1997.

3. Equity Participation Agreement among Sommer Enterprises, Aladdin Gaming Enterprises, Inc., the Purchaser and State Street Bank and Trust Company dated as of February 26, 1998.

4. Warrant Agreement between Aladdin Gaming Enterprises and State Street Bank Trust Company dated February 26, 1998.

5. Operating Agreement of Gaming Holdings by and between Sommer Enterprises, the Purchaser, Aladdin Enterprises, GAI, Geoglein, McKennon, Klerk, Rueda and Galati dated February 26, 1998.

6. Tax Indemnity Agreement by and between the Purchaser, LCI Parent, the Trust and Holdings dated February 26, 1998.

7.   Memorandum of Understanding between Aladdin Music, LLC and Planet
     Hollywood.

8. The Indenture by and among Gaming Holdings, Aladdin Capital Corp. and the State Street Bank and Trust Company dated February 26, 1998.

9. Warrant Registration Rights Agreement among Enterprises and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, CIBC Oppenheimer Corp. and Scotia Capital Markets (USA) Inc. dated February 26, 1998.

10. Notes Registration Rights Agreement among Enterprises and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, CIBC Oppenheimer Corp. and Scotia Capital Markets (USA) Inc. dated February 26, 1998.

11.  Satisfaction Notice.

12.  Common Parking Use Agreement.

13.  Reciprocal Easement Agreement.

14.  Site Work Agreement.

15.  Redevelopment Budgets exhibited to the Credit Agreement.

16. Redevelopment Plans and Specifications attached as exhibits to the Reciprocal Easement Agreement.

17.  See also Schedules 4.2 and 4.3.